UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2016

WILLDAN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33076	14-1951112
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 East Katella Avenue, Suite 300, Anaheim, California 92806

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 424-9144

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02             Results of Operations and Financial Condition

Willdan Group, Inc. (“Willdan”) issued a press release on November 3, 2016.  The press release announced Willdan’s financial results for the third quarter ended September 30, 2016.  A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated by reference in its entirety.  The information in this Item 2.02 and the attached Exhibit 99.1 to this Current Report on Form 8-K is being furnished (not filed) pursuant to Item 2.02 of Form 8-K.

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 3, 2016, Willdan announced that its Board of Directors (the “Board”) elected Thomas D. Brisbin as Chairman of the Board.  Mr. Brisbin will continue to serve as Chief Executive Officer of Willdan.  Mr. Brisbin has relinquished his role as President of Willdan, and as noted below, Michael A. Bieber, previously Senior Vice President, Corporate Development of Willdan, has stepped into the role of President, effective as of November 2, 2016.

In addition to Mr. Bieber’s promotion to President, Daniel Chow, previously President and Chief Executive Officer of Willdan’s subsidiaries, Willdan Engineering and Willdan Energy Solutions, has been appointed to the newly-created position of Chief Operating Officer (“COO”) of Willdan, also effective as of November 2, 2016.

Mr. Brisbin, 64, was appointed President and Chief Executive Officer of Willdan in April 2007.  Mr. Brisbin previously was vice president of and consultant for AECOM Technology Corporation, or AECOM, since spring 2004.  At AECOM, a company focused on infrastructure, environment and facilities engineering contracts, Mr. Brisbin was responsible for developing the company’s environmental business.  Prior to joining AECOM, Mr. Brisbin was chief operating officer and executive vice president of Tetra Tech, Inc., or Tetra Tech, a leading provider of consulting, engineering and technical services, for five years.  Prior to that, he was employed by Planning Research Corporation, or PRC, a systems analysis and management consulting company and wholly-owned subsidiary of The Black & Decker Corporation, from 1978 to 1995 and was co-founder and President of PRC Environmental Management, Inc.  During his tenure at PRC, he was involved in all aspects of operations, marketing and finance.  Before joining PRC, he was a research associate at Argonne National Laboratory.  He has also served as an adjunct professor at the Illinois Institute of Technology.  Mr. Brisbin holds a B.S. degree from Northern Illinois University and a Ph.D. in Environmental Engineering from Illinois Institute of Technology.  He also completed Harvard Business School’s Advanced Management Program in 1988.

Mr. Bieber, 48, was appointed Senior Vice President, Corporate Development of Willdan Group, Inc. in December 2014.  Previously, he served as Senior Vice President at Tetra Tech, where he served in a number of leadership roles for over 18 years.  From March 2007 to December 2014, Mr. Bieber managed Tetra Tech’s mergers and acquisitions and investor relations functions, overseeing over fifty acquisitions.  From 2005 to 2007, Mr. Bieber managed Tetra Tech’s corporate business development group, where he was responsible for overseeing internal business development, marketing and communications.  From January 2000 to December 2014, Mr. Bieber also worked in Tetra Tech’s investor relations group.  From 1996 to 2000, he was a proposal manager in Tetra Tech’s corporate marketing group.  From 1994 to 1996, he served at CRC, Inc., and its successor, as a strategic business development consultant to large defense, infrastructure, and environmental firms.  Prior to 1994, Mr. Bieber worked for IT Corporation (now CB&I) where he served as project manager and engineer on government nuclear and commercial environmental projects.  Mr. Bieber holds a B.S. degree in Civil Engineering from the Tennessee Technological University.

Mr. Chow, 66, has served as President and Chief Executive Officer of our subsidiaries Willdan Engineering and Willdan Energy Solutions since August 2016.  Mr. Chow joined Willdan in December 2008 as President and Chief Executive Officer of Willdan Engineering.  Prior to joining Willdan, Mr. Chow was the Vice President of AMEC Earth & Environmental, Inc., a subsidiary of AMEC plc, a global provider of high value consultancy, engineering and project management services to the energy, power and process industries, from April 2004 to December 2008.  Prior to AMEC, Mr. Chow worked at Tetra Tech EM Inc. (formerly PRC Environmental Management, Inc.) for over 20 years and held various senior management positions, including Vice President of US operations.  During Mr. Chow’s tenure with these firms, he was responsible for establishing new offices and developing and implementing management systems firmwide to enhance operations.  He also led the pursuit and management of multi-million dollar contracts for government clients that included the U.S. Navy and the U.S. Army Corps of Engineers.  Mr. Chow received his B.Sc. in Mechanical Engineering from Tennessee Technological University and his Master’s Degree in Environmental Engineering from Illinois Institute of Technology.  He is a registered professional engineer in the state of Illinois and Guam.

Except as disclosed herein, there is no arrangement or understanding between Mr. Brisbin and any other person pursuant to which Mr. Brisbin is being appointed Chairman, between Mr. Bieber and any other person pursuant to which Mr. Bieber is being appointed President and between Mr. Chow and any other person pursuant to which Mr. Chow is being appointed COO.  There are no family relationships between either of Messrs. Brisbin, Bieber or Chow and any director or executive officer of Willdan, and there are no relationships or related transactions between either of Messrs. Brisbin, Bieber or Chow and Willdan that would be required to be reported pursuant to Item 404(a) of Regulation S-K.

Item 7.01             Regulation FD Disclosure

On November 3, 2016, Willdan issued a press release announcing the senior management changes.  A copy of Willdan’s press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01             Financial Statements and Exhibits

(d)          Exhibits.

99.1Press Release of Willdan Group, Inc. dated November 3, 2016 regarding financial results for the third quarter ended September 30, 2016.

99.2Press Release of Willdan Group, Inc. dated November 3, 2016 regarding senior management changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLDAN GROUP, INC.

Date: November 3, 2016	By:	/s/ Stacy B. McLaughlin
Stacy B. McLaughlin
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release of Willdan Group, Inc. dated November 3, 2016 regarding financial results for the third quarter ended September 30, 2016.
99.2	Press Release of Willdan Group, Inc. dated November 3, 2016 regarding senior management changes.